UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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FORM 8-K
____________________________________
CURRENT REPORT
Pursuant to Section 13 OR 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): May 15, 2024
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LEONARDO DRS, INC.
(Exact name of registrant as specified in its charter)
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Delaware	001-41565	13-2632319
(State of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)
2345 Crystal Drive
Suite 1000
Arlington, Virginia 22202
(Address of principal executive offices)
(703) 416-8000
(Registrant's telephone number, including area code)
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2.below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of class	Trading Symbol	Name of each exchange on which registered
Common Stock, $0.01 par value	DRS	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company   ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.   ☐

Item 5.02.	Departure of Directors or Principle Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
As described in Item 5.07 below, on May 15, 2024, Leonardo DRS, Inc. (“Leonardo DRS” or the “Company”) held its 2024 Annual Meeting of Stockholders (the “Annual Meeting”), at which the Company’s stockholders approved the Leonardo DRS, Inc. Employee Stock Purchase Plan (the “ESPP”) and the Leonardo DRS, Inc. 2022 Omnibus Equity Compensation Plan (amended and restated effective May 15, 2024) (the “Amended Plan”).
The purpose of the ESPP is to promote the financial interests of the Company, including its growth and performance, by providing eligible employees the opportunity to purchase discounted shares of the Company’s common stock, par value, $0.01 per share. These purchases take place through payroll deductions during offerings determined by the Compensation Committee of the Company’s Board of Directors (the “Committee”). The ESPP is intended to be a qualified plan under Internal Revenue Code Section 423. For additional information regarding the ESPP, see “Proposal 4: Approval of the Leonardo DRS, Inc. Employee Stock Purchase Plan” in the Company’s definitive proxy statement on Schedule 14A filed with the Securities and Exchange Commission on April 5, 2024 (the “Proxy Statement”).
The purpose of the Amended Plan is to (i) encourage the profitability and growth of the Company through short-term and long-term incentives that are consistent with the Company’s objectives; (ii) give participants an incentive for excellence in individual performance; (iii) promote teamwork among participants; and (iv) give the Company a significant advantage in attracting and retaining key employees, directors and consultants. The Amended Plan authorizes the Committee to provide equity-based compensation in the form of incentive stock options within the meaning of Internal Revenue Code Section 422, nonqualified stock options, stock appreciation rights, restricted shares, restricted stock units, performance-based awards, and other share-based or cash-based awards. For additional information regarding the Amended Plan, see “Proposal 5: Approval of the amendment and restatement of the Leonardo DRS, Inc. 2022 Omnibus Equity Compensation Plan” in the Company’s Proxy Statement.
The foregoing descriptions of the ESPP and Amended Plan do not purport to be complete and are qualified in their entirety by reference to the ESPP and Amended Plan, copies of which are attached hereto as Exhibit 10.1 and Exhibit 10.2, respectively, and are incorporated herein by reference.

Item 5.07.	Submission of Matters to a Vote of Security Holders.
On May 15, 2024, the Company held its Annual Meeting. Set forth below are the final voting results for each of the proposals submitted to a vote of the stockholders at the Annual Meeting.

Election of Directors	Shares Voted For	Shares Voted Against	Withheld	Broker Non-Votes

William J. Lynn III	249,843,624	N/A	1,573,942	3,912,857
Frances F. Townsend	249,969,986	N/A	1,447,580	3,912,857
Gail S. Baker	250,761,350	N/A	656,216	3,912,857
Dr. Louis R. Brothers	250,768,672	N/A	648,894	3,912,857
David W. Carey	249,336,972	N/A	2,080,594	3,912,857
General George W. Casey, Jr.	250,763,399	N/A	654,167	3,912,857
Mary E. Gallagher	250,765,518	N/A	652,048	3,912,857
Kenneth J. Krieg	236,280,607	N/A	15,136,959	3,912,857
Eric Salzman	250,051,465	N/A	1,366,101	3,912,857

	Shares Voted For	Shares Voted Against	Abstentions	Broker Non-Votes
Advisory Resolution Regarding Compensation of the Company’s NEOs	250,541,067	755,296	121,203	3,912,857

Ratification of Appointment of Ernst & Young LLP as the Company’s Independent Registered Public Accounting Firm for the fiscal year ending December 31, 2024	255,204,772	67,207	58,444	N/A

Approval of the Leonardo DRS, Inc. Employee Stock Purchase Plan	251,319,881	69,247	28,438	3,912,857

Approval of the Amendment and Restatement of the Leonardo DRS, Inc. 2022 Omnibus Equity Compensation Plan	250,467,618	861,989	87,959	3,912,857

Item 9.01.	Financial Statements and Exhibits.
(d) Exhibits.

Exhibit Number	Exhibit Description
10.1	Leonardo DRS, Inc. Employee Stock Purchase Plan (filed herewith)
10.2	Leonardo DRS, Inc. 2022 Omnibus Equity Compensation Plan (amended and restated effective May 15, 2024) (filed herewith)
104	Cover Page Interactive Data File - the cover page XBRL tags are embedded within the Inline XBRL document

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LEONARDO DRS, INC.
(Registrant)

Date: May 16, 2024	By:	/s/ Mark A. Dorfman
Mark A. Dorfman
Executive Vice President, General Counsel and Secretary